EXHIBIT 10(j)


                FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY,
                   HYPOTHECATION AGREEMENT AND LOAN DOCUMENTS

                  FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY, HYPOTHECATION AGREEMENT AND LOAN DOCUMENTS, dated as of February 2, 1996 ("Amendment Agreement") among SunRiver Data Systems, Inc. ("Borrower"), SunRiver Acquisition Corporation ("SRAC"), SunRiver Corporation (formerly known as All Quotes. Inc.) ("SRC"), SunRiver Group, Inc. ("SRG"), The Chase Manhattan Bank, N.A. ("Chase"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                  PRELIMINARY STATEMENT. Reference is made to each of (1) the Credit Agreement and Guaranty dated as of October 20, 1995 among the Borrower, SRAC, SRC, SRG, Chase and the Agent (as amended, supplemented or modified from time to time, the "Credit Agreement"); and (2) the Hypothecation Agreement dated as of October 20, 1995 made by SRG to each of the Banks and the Agent (as amended, supplemented or modified from time to time, the "Hypothecation Agreement"). Any term used in this Amendment Agreement and not otherwise defined in this Amendment Agreement shall have the meaning assigned to such term in the Credit Agreement.

                  The parties hereto have agreed to amend each of the Credit Agreement and the Hypothecation Agreement and certain of the Loan Documents as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                  (a) The Cover Page and Preamble are amended by changing the date of the Credit Agreement to October 23, 1995.

                  (b) Section 2.11, Mandatory Prepayments, is amended by adding at the end of the fourth paragraph therein the following:

                  "In addition, notwithstanding the foregoing, the proceeds of SRC's issuance of not more than Nine Hundred Eighty Four Thousand Three Hundred Seventy Five (984,375) shares of its capital stock in January and February, 1996 may be used by SRC to repurchase not more than Eight Hundred Seventy Five Thousand (875,000) shares of its capital stock during January and February, 1996 and are not required to make a Prepayment Obligation as required above. In addition, each of the exceptions set forth in this paragraph will not count against the Borrower or either Guarantors right to retain the first One Million Five Hundred Thousand Dollars ($1,500,000) in accordance with item (1) of the first sentence of this paragraph."

                  (c) Section 11.01,  Minimum  Tangible Net Worth, is amended by
(i) deleting each "Period" and its corresponding "Minimum Amount" and inserting in their place the following:


                "Period                                           Minimum Amount
                -------                                           --------------
     From December 31, 1995 to and                                  ($ 500,000)
     including March 30, 1996

     From March 31, 1996 to and                                     $ 1,500,000
     including June 29, 1996

     From June 30, 1996 to and                                      $ 3,500,000
     including September 29, 1996

     From September 30, 1996 to and                                 $ 6,500,000
     including December 30, 1996

     From December 31, 1996 to and                                  $11,000,000"
     including March 30, 1997



and by (ii) deleting "Fifteen Million Dollars ($15,000,000)" in the second paragraph thereof and inserting in its place the following:
"Eleven Million Dollars ($11,000,000)"

                  (d) Section 11.02, Fixed Charge Coverage Ratio, is amended in its entirety to read as follows:

                  "Borrower will have for each period specified below a ratio of
         (1) the sum of (a) Earnings Before Interest, Taxes, Depreciation and Amortization for such period minus (b) Capital Expenditures for such period, to (2) the sum of (a) Cash Interest Expense for such period, plus (b) the Current Portion of Long Term Debt as of the last day of such period, plus (c) Dividends Paid during such period, of not less than the ratio specified below for such period:

                  Period                                                  Ratio
                  ------                                                  -----
For the four quarters (taken                                          1.00 to 1
together as a whole) ending on
December 31, 1995

For the four quarters (taken                                          1.05 to 1
together as a whole) ending on March
31, 1996

For the four quarters (taken                                          1.10 to 1
together as a whole) ending on June
30, 1996

For the four quarters (taken                                         1.25 to 1"
together as a whole) ending on each
Quarterly Date during the period
from and including September 30,
1996 to and including September 30,
1998



                  (e) Section 11.03, Interest Coverage Ratio, is amended by deleting each "Period" and its corresponding "Ratio" and inserting in their place the following:


"Period                                                                   Ratio

For the four quarters  (taken together as a whole) ending on each
Quarterly Date during the period from and including December 31,       3.75 to 1
1995 to and including June 30, 1996

For the four quarters  (taken together as a whole) ending on each
Quarterly Date during the period from and including September 30,     4.00 to 1"
1996 to and including September 30,
1998


                  (f) Section 11.04, Cash Flow Leverage Ratio, is amended by deleting each "Date" and its corresponding "Ratio" and inserting in their place the following:

"Date                                                             Ratio
-----                                                             -----
December 31, 1995                                                 4.15 to 1

March 31, 1996                                                    3.75 to 1

June 30, 1996                                                     3.00 to 1

Each Quarterly Date between
and including September 30,
1996 and September 30, 1998                                       2.50 to 1"



                  SECTION 2. Amendment to Hypothecation Agreement. The Hypothecation Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                  (a) The Preamble is amended by changing the date of the Hypothecation Agreement to October 23, 1995.

                  (a) Section 15, Termination and Release of Hypothecation Agreement, is amended in its entirety to read as follows:

                           "If at any time after  December 31,  1996,  (i) there
                  are no outstanding Defaults or Events of Default, (ii) the Interest Rate Adjustment Ratio is lees than 2 to 1 on two consecutive Quarterly Dates, and (iii) the Tangible Net Worth of Borrower is equal to or greater than Fifteen Million Dollars ($15,000,000), then the Hypothecator is released from its pledge and hypothecation under this Hypothecation Agreement and this Hypothecation Agreement is terminated."

                  SECTION 3. Amendment to All Loan Documents. Each and every Loan Document, which has not already been so amended or is not already dated October 23, 1995, is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                  (a) The Preamble of each end every Loan Document is amended by changing the date of such Loan Document to October 23, 1995.

                  SECTION 4. Conditions of Effectiveness. This Amendment Agreement shall become effective as of the date of this Amendment Agreement when and if the Agent shall have received on or before such date each of the following documents, in form and substance satisfactory to the Lender and its counsel, and each of the following conditions has been fulfilled:

               (1) Amendment Agreement. This Amendment Agreement duly executed by each party hereto:

                  (2) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Amendment Agreement and the transactions contemplated hereby:

                  (a) The representations and warranties contained in the Credit Agreement and in each of the Loan Documents are correct in all material respects on and as of the date hereof as though made on and as of such date; and

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (3) Other Documents. The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

                  SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereto, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The  execution,   delivery  and   effectiveness  of  this
Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent on demand for all out-of-pocket costs, expenses and charges (including without limitation, all reasonable fees and charges of legal counsel for the Agent, Chase and each Bank) incurred by the Agent, Chase or the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment Agreement and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               SECTION 7. Governing Law. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 8. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purpose.

                  SECTION 9. Counterpart. This Amendment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment Agreement by signing any such counterpart.

                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day and year first above written.

                                   SUNRIVER DATA SYSTEMS, INC.


                                   By  /s/
                                     --------------------------------
                                     Name:     Gerald Youngblood
                                     Title:    President


                                   SUNRIVER ACQUISITION CORPORATION


                                   By  /s/
                                     -------------------------------
                                     Name:     Gerald Youngblood
                                     Title:    President


                                   SUNRIVER CORPORATION

                                   By  /s/
                                     -------------------------------
                                     Name:     Gerald Youngblood
                                     Title:    President


                                   SUNRIVER GROUP, INC.

                                   By  /s/
                                     ------------------------------
                                     Name:     Gerald Youngblood
                                     Title:    President


                                   THE CHASE MANHATTAN BANK, N.A.,
                                     as Agent


                                   By  /s/
                                     --------------  -------------
                                     Name:    Gary R. Olson
                                     Title:   Vice President

                                   THE CHASE MANHATTAN BANK, N.A.,
                                     as Bank


                                   By  /s/
                                     --------------------------
                                     Name:   Gary R. Olson
                                     Title:  Vice President

                  SECOND AMENDMENT TO CREDIT AGREEMENT AND GUARANTY

                  SECOND AMENDMENT TO CREDIT AGREEMENT AND GUARANTY dated as of May 22, 1996 ("Second Amendment") among SunRiver Data Systems, Inc. ("Borrower"), SunRiver Acquisition Corporation ("SRAC"), SunRiver Corporation (formerly known as All Quotes, Inc.) ("SRC") , SunRiver Group, Inc. ("SRG"), The Chase Manhattan Bank, N.A. ("Chase"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                  PRELIMINARY STATEMENT. Reference is made to the Credit Agreement and Guaranty dated as of October 23, 1995 among the Borrower, SRAC, SRC, SRG, Chase and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty, Hypothecation Agreement and Loan Documents (the "Credit Agreement"). Any term used in this Second Amendment and not otherwise defined in this Second Amendment shall have the meaning assigned to such term in the Credit Agreement.

                  The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendment to Credit Agreement. Section 14.01 of the Credit Agreement, Amendments and Waivers, is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended by (i) renumbering clause "(6)" to become clause "(8)", and (ii) inserting after "Documents;" in the twenty-second line thereof the following:

                  "(6) change the definition of "Borrowing Base"; (7) release any Guarantor from its obligations under its Guaranty;"

                  SECTION 2. Conditions of Effectiveness. This Second Amendment shall become effective on the date on which each party hereto shall have executed and delivered this Second Amendment.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all reasonable fees and charges of legal counsel for the Agent, Chase and each Bank) incurred by the Agent, Chase or the Banks in connection with the preparation, reproduction, execution and delivery of this Second Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Second Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               SECTION 5. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 6. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

                  SECTION 7. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart.



                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.


                                    SUNRIVER DATA SYSTEMS, INC.


                                    By    /s/
                                      -------------------------------
                                      Name:   Gerald Youngblood
                                      Title:  President


                                      SUNRIVER ACQUISITION CORPORATION

                                    By  /s/
                                      ----------------------------
                                      Name:   Gerald Youngblood
                                      Title:  President


                                      SUNRIVER CORPORATION

                                    By  /s/
                                      ----------------------------
                                      Name:   Gerald Youngblood
                                      Title:  President


                                    SUNRIVER GROUP, INC.


                                    By  /s/
                                      ---------------------------
                                      Name:   Gerald Youngblood
                                      Title:  President


                                    THE CHASE MANHATTAN BANK, N.A.,
                                      as Agent

                                    By  /s/
                                      --------------------------
                                      Name:  Gary R. Olson
                                      Title: Vice President

                                     THE CHASE MANHATTAN BANK, N.A.,
                                      as Bank

                                     By  /s/
                                       -----------------------
                                       Name:  Gary R. Olson
                                       Title: Vice President

           THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT AND GUARANTY

                  THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT AND GUARANTY dated as of July 9, 1996 ("Third Amendment and Waiver") among SunRiver Data Systems, Inc. ("Borrower"), SunRiver Acquisition Corporation ("SRAC"), SunRiver Corporation (formerly known as All Quotes, Inc.; "SRC"), SunRiver Group, Inc. ("SRG"), The Chase Manhattan Bank, N.A. ("Chase"), The First National Bank of Chicago ("FNBC"), Silicon Valley Bank ("SVB"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                  PRELIMINARY STATEMENT. Reference is made to the Credit Agreement and Guaranty dated as of October 23, 1995 among the Borrower, SRAC, SRC, SRG, Chase, FNBC, SVB and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty, Hypothecation Agreement and Loan Documents dated as of February 2, 1996, and as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of May 22, 1996 (the "Credit Agreement"). Any term used in this Third Amendment and Waiver and not otherwise defined in this Third Amendment and Waiver shall have the meaning assigned to such term in the Credit Agreement.

                  The parties hereto have agreed to amend and waive certain provisions of the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) The following definitions are added in their proper alphabetical order:

                           "'Additional Warrant Agreement' means the Additional
                  Warrant Agreement dated July 9, 1996 among TradeWave, the Banks and the Agent."

                           "'Operating   Investment'  means  a  debt  or  equity
                  investment made by SRC in TradeWave the proceeds of which are used by TradeWave for any purpose other than to fulfill its obligation to redeem shares of TradeWave's stock pursuant to the terms and provisions of the Redemption Agreements."

                           "'Redemption Agreements' means each of the Redemption
                  Option Agreements by and among, TradeWave, SRC and each of the Stockholders party thereto, each in substantially the form of Exhibit A to the Third Amendment."

                           "'Redemption  Investment'  means  a  debt  or  equity
                  investment made by SRC in TradeWave the proceeds of which are used by TradeWave to enable TradeWave to fulfill its obligations to redeem shares of TradeWave's stock pursuant to the terms and provisions of the Redemption Agreements."

                           "'SRC  Issuance'  means  issuance  by SRC on or after
                  July 9, 1996 and before December 31, 1996 of up to Eight Hundred Thirty-Three Thousand Three Hundred Thirty-Three (833,333) shares of its capital stock, the proceeds of which are to be used by SRC to (1) make a Redemption Investment, (2) purchase shares of stock of TradeWave to satisfy its obligation to purchase such shares pursuant to the terms and provisions of the Redemption Agreements or (3) make an Operating Investment."

                           "'Third  Amendment'  means  the Third  Amendment  and
                  Waiver to Credit Agreement and Guaranty dated as of July 9, 1996 among Borrower, the Guarantors, the Hypothecator, the Banks, and the Agent."

                           "'TradeWave' means the TradeWave Corporation, a
                  Delaware corporation."

                           "'Warrants' means, collectively, each of the warrants
                  issued to each of the Banks by TradeWave in July 9, 1996 and each of the warrants issued to the Banks by TradeWave pursuant to the terms of Additional Warrant Agreement."

                  (b)  Section  2.11,  Mandatory  Prepayments,   is  amended  by
inserting at the end thereof the following:

                           "In  addition,  notwithstanding  the  foregoing,  the
                  proceeds of any SRC Issuance are not required to be used to make a Prepayment Obligation as required above. Finally, the Borrower's obligation to make a Prepayment Obligation on or about June 28, 1996 in the amount of Seven Hundred Thousand Dollars ($700,000) is deferred until the earlier of (1) December 31, 1996 or (2) the date on which either SRC or TradeWave receives an aggregate amount for the issuance of equity in either SRC or TradeWave, as the case may be, on or after July 9, 1996 in an amount equal to or greater than One Million Five Hundred Thousand Dollars ($1,500,000), provided, that, the Borrower remains obligated to make all other Prepayment Obligations in accordance with the terms of the Agreement."

                  (c) The following additional affirmative covenant is added at the end of Article IX Affirmative Covenants:

                           "Section 9.10. Purchase of Warrants. Upon the request
                  of any Bank made at any time on or after January 1, 1997, SRC agrees to purchase for cash within five (5) days of such request all or any portion of the Warrants for a purchase price of Five Dollars and Seventy-One Cents ($5.71) for each share of TradeWave to be issued to the holder of the Warrant, provided, however, SRC will only be required to pay the Banks, in the aggregate, Three Hundred Thousand Dollars ($300,000) for the purchase of Warrants pursuant to this Section.

                           Section 9.11. Compliance with Additional Warrant Agreement. Take any and all actions required to ensure that TradeWave complies with all the terms and provisions of the Additional Warrant Agreement."

                  (d) Section 10.02., Guaranty, is amended by (i) deleting "and" before clause "(4)" thereof and inserting after "($250,000)" at the end thereof the following:

                  "and (5) the guaranty provided by SRC pursuant to the Redemption Agreements of TradeWave's obligation to redeem its stock pursuant to the terms of the Redemption Agreements."

                  (e) Section 12.01, Events of Default, is amended by (i) deleting the brackets in clause "(3)" thereof, (ii) deleting clause "(10)" thereof in its entirety, and (iii) deleting "or" after clause "(15)" thereof and inserting after "manner" at the end of clause "(16)" thereof the following:

                  "; or (17) If at any time SRC enters into Redemption Agreements, the collective effect of which could require SRC in satisfaction of all of its obligations under all such Agreements to issue more SRC shares than the total of (a) Eight Hundred Thirty-Three Thousand Three Hundred Thirty-Three (833,333) SRC shares, less (b) the number of SRC shares issued by SRC the proceeds of which were used to make an Operating Investment; or

                  (18) The Additional Warrant Agreement shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by TradeWave or TradeWave shall deny it has any further obligation under such Agreement or TradeWave shall fail to perform any of its obligations under such Agreement."

                  SECTION 2. Waiver. The Borrower has advised the Banks that because the Borrower has failed or may fail, as the case may be, to deliver at least twelve percent (12%) of the aggregate purchase price of Material scheduled for delivery in each of the Measurement Periods ended March 31, 1996, April 30, 1996, May 31, 1996, and June 30, 1996 there exist or may exist, as the case may be, Events of Default due to violations of clause "(16)" of Section 12.01, Events of Default, of the Credit Agreement.

                  The Borrower has requested that both Banks waive such Events of Default. Both Banks waive the Borrower's compliance with clause "(16)" of
Section 12.01, Events of Default for each of the Measurement Periods ended March 31, 1996, April 30, 1996, May 31, 1996, and June 30, 1996. Neither Bank waives any future noncompliance by the Borrower with such Section.

                  SECTION 3. Conditions of Effectiveness. This Third Amendment and Waiver shall become effective as of the date of this Third Amendment and Waiver when and if the Agent shall have received on or before such date each of the following documents, in form and substance satisfactory to the Agent, each Bank, and their respective counsel, and each of the following conditions has been fulfilled:

               (1) Third Amendment and Waiver. This Third Amendment and Waiver duly executed by each party hereto;

                  (2) First Amendment to Pledge Agreement (AQI). The execution and delivery of the First Amendment to Pledge Agreement (AQI) in substantially the form of Exhibit A hereto together with the certificates representing the TradeWave shares pledged pursuant to such First Amendment and undated stock powers executed in blank for each such certificate;

                  (3) Warrants and Additional Warrant Agreement. The execution and delivery of each of the Warrants of TradeWave in substantially the form of Exhibits B-1, B-2, and B-3 hereto and the execution and delivery of the Additional Warrant Agreement;

                  (4) Consent of SRG. SRG's consent to this Third Amendment and Waiver and all of the actions contemplated by this

Third Amendment and Waiver, including but not limited to SRC's pledge of one-third (1/3) of its shares of TradeWave pursuant to the First Amendment to Pledge Agreement (AQI) and such consent shall be evidenced by SRG's signature on the appropriate space on this Third Amendment and Waiver;

                  (5) Evidence of All Corporate Action by Borrower and SRC. The Agent shall have received a certificate of the Secretary or Assistant Secretary of Borrower and SRC (dated as of the date of this Third Amendment and Waiver) attesting to all corporate action taken by Borrower and SRC including resolutions of its respective Board of Directors, authorizing the execution, delivery, and performance of this Third Amendment and Waiver and each other document to be delivered pursuant to or in connection with this Third Amendment and Waiver;

               (6) Evidence of All Corporate Action by TradeWave. The Agent shall have received a certificate of the Secretary or Assistant Secretary of TradeWave (dated as of the date of this Third Amendment and Waiver) attesting to all corporate action taken by TradeWave including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of both the Warrants and each other document to be delivered pursuant to or in connection with the Warrant and the Additional Warrant Agreement and each other document to be delivered pursuant to or in connection with the Additional Warrant Agreement;

                  (7) Opinion of Counsel for Borrower. A favorable opinion of Fischbein, Badillo, Wagner & Harding, counsel for Borrower, dated as of the date of this Third Amendment and Wavier [sic], in a form acceptable to the Agent and the Banks;

                  (8) Legal Bill. Dewey Ballantine has been paid in full for all legal fees, costs and expenses in connection with the preparation of the Third Amendment and Waiver and all past due legal fees, costs and expenses;

                  (9) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Third Amendment and Waiver and the transactions contemplated hereby:

                      (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date; and

                           (b) No Default or Event of Default has occurred and is continuing; and

                  (10) Other Documents. The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

               SECTION 4. Reference to and Effect on the Loan Documents. a)Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                    (b) The execution, delivery and effectiveness of this Third Amendment and Waiver shall not, except as specifically provided herein, operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 5. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent, Chase, and the Banks on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all reasonable fees and charges of legal counsel for the Agent, Chase and each Bank) incurred by the Agent Chase or the Banks in connection with the preparation, reproduction, execution and delivery of this Third Amendment and Waiver and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Third Amendment and Waiver and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               SECTION 6. Governing Law. This Third Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 7. Headings. Section headings in this Third Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Third Amendment and Waiver for any other purpose.

                  SECTION 8. Counterparts. This Third Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Third Amendment and Waiver by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused to be duly executed as of this Third Amendment and Waiver the day and year first above written.



                                           SUNRIVER DATA SYSTEMS, INC.

                                            By  /s/
                                              --------------------------
                                              Name:   Gerald Youngblood
                                              Title:  President


                                           SUNRIVER ACQUISITION CORPORATION


                                            By  /s/
                                              -------------------------
                                              Name:   Gerald Youngblood
                                              Title:  President



                                           SUNRIVER CORPORATION (formerly
                                           known as All Quotes, Inc.)


                                           By  /s/
                                             -------------------------
                                             Name:   Gerald Youngblood
                                             Title:  President

                                          THE CHASE MANHATTAN BANK, N.A.,
                                            as Bank


                                          By  /s/
                                            --------------------------
                                            Name:   William A. DeMilt, Jr.
                                            Title:  Assistant Vice President


                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Bank


                                          By  /s/
                                            --------------------------
                                            Name:  Anna R. Hoffman
                                            Title: Authorized Agent


                                          SILICON VALLEY BANK


                                          By  /s/
                                            -------------------------
                                            Name:   J. Doug Mangum
                                            Title:  Senior Vice President


                                          THE CHASE MANHATTAN BANK, N.A.,
                                           as Agent


                                           By  /s/
                                            -----------------------
                                            Name:   William A. DeMilt, Jr.
                                            Title:  Assistant Vice President


AGREED AND CONSENTED TO:

SUNRIVER GROUP, INC.


By  /s/
  ----------------------------------
  Name:   Gerald Youngblood
  Title:  President

                FOURTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY

                  FOURTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY dated as of August 21, 1996 ("Fourth Amendment") among SunRiver Data Systems, Inc. ("Borrower"), SunRiver Acquisition Corporation ("SRAC"), Sunriver Corporation (formerly known as All Quotes, Inc.; "SRC"), SunRiver Group, Inc. ("SRG"), The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.; "Chase"), The First National Bank of Chicago ("FNBC"), Silicon Valley Bank ("SVB"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                  PRELIMINARY STATEMENT. Reference is made to the Credit Agreement and Guaranty dated as of October 23, 1995 among the Borrower, SRAC, SRC, SRG, Chase, FNBC, SVB and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty, Hypothecation Agreement and Loan Documents dated as of February 2, 1996, as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of May 22, 1996, and as further amended by the Third Amendment to Credit Agreement and Guaranty dated as of July 9, 1996 (the "Credit Agreement"). Any term used in this Fourth Amendment and not otherwise defined in this Fourth Amendment shall have the meaning assigned to such term in the Credit Agreement.

                  The parties hereto have agreed to amend a certain provision of the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Closing Date, hereby amended by deleting "Monthly Date" in the third line of the third paragraph of Section 2.07, Interest, and inserting in its place the following:
"Quarterly Date".

                  SECTION 2. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the

Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 3. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent, Chase, and the Banks on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all reasonable fees and charges of legal counsel for the Agent, Chase and each Bank) incurred by the Agent, Chase or the Banks in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Fourth Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

                  SECTION 4. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 5. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

                  SECTION 6. Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any party hereto may execute this Fourth Amendment by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused his Fourth Amendment to be duly executed as of the day and year first above written.

                                        SUNRIVER DATA SYSTEMS, INC.


                                        By  /s/
                                          ---------------------------
                                          Name:   Gerald Youngblood
                                          Title:  President


                                        SUNRIVER ACQUISITION CORPORATION

                                        By  /s/
                                          ---------------------------
                                          Name:   Gerald Youngblood
                                          Title:  President



                                        SUNRIVER CORPORATION (formerly known
                                        as All Quotes, Inc.)

                                        By  /s/
                                          ---------------------------
                                        Name:   Gerald Youngblood
                                        Title:  President


                                        SUNRIVER GROUP, INC.

                                        By  /s/
                                          ---------------------------
                                          Name:  Gerald Youngblood
                                          Title: President



                                        THE CHASE  MANHATTAN  BANK  (successor
                                        by merger to The Chase  Manhattan  Bank,
                                        N.A.), as Bank


                                        By  /s/
                                          -------------------------
                                          Name:  William A. DeMilt, Jr.
                                          Title:  Assistant Vice President

           FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT AND GUARANTY

               FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT AND GUARANTY dated as of March 31, 1997 ("Fifth Amendment and Waiver") among Boundless Technologies (formerly known as SunRiver Data Systems, Inc.; "Borrower"), SunRiver Acquisition Corporation ("SRAC") , SunRiver Corporation (formerly known as All Quotes, Inc.; "SRC"), SunRiver Group, Inc. ("SRG"), The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.; "Chase"), The First National Bank of Chicago ("FNBC"), Silicon Valley Bank ("SVB"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

               PRELIMINARY STATEMENT. Reference is made to the Credit Agreement and Guaranty dated as of October 23, 1995 among the Borrower, SRAC, SRC, SRG, Chase, FNBC, SVB and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty, Hypothecation Agreement and Loan Documents dated as of February 2, 1996, as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of May 22, 1996, as further waived by a Waiver dated June, 1996, as further amended and waived by the Third Amendment and Waiver to Credit Agreement and Guaranty dated as of July 9, 1996, and as further amended by a Fourth Amendment to Credit Agreement and Guaranty dated as of August 21, 1996 (as so amended, the "Credit Agreement"). Any term used in this Fifth Amendment and Waiver and not otherwise defined in this Fifth Amendment and Waiver shall have the meaning assigned to such term in the Credit Agreement.

               The parties hereto have agreed to amend and waive certain provisions of the Credit Agreement as hereinafter set forth.

               SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

               (a)  The  following   definitions   are  added  in  their  proper
alphabetical order:

                           "Fifth  Amendment"  means  the  Fifth  Amendment  and
                  Waiver to Credit Agreement and Guaranty dated as of March 31, 1997 among Borrower, the Guarantors, the Hypothecator, the Banks, and the Agent.

                           "SRC" means SunRiver Corporation (formerly known as
                   All Quotes, Inc.).

               (b) The definition of "Applicable Margin" is amended by adding at the end thereof the following:

                      "Notwithstanding  the foregoing,  for the period from
                  April 1, 1997 to and including November 30, 1997, Applicable Margin means: (1) with respect to a Revolving Credit Loan which is a Base Rate Loan, one and three quarters percent (1.75%), and (2) with respect to a Term Loan which is a Base Rate Loan, one and three quarters percent (1.75%); provided, however, if on December 1, 1997 the aggregate principal amount of the Revolving Credit Loans exceeds the Revolving Credit Facility (Loans) then the Applicable Margin shall remain at the rates set forth in this paragraph until the aggregate principal amount of the Revolving Credit Loans is equal to or less than the Revolving Credit Facility (Loans). Neither a Revolving Credit Loan nor a Term Loan shall be outstanding as a LIBOR Loan during this period."

               (c) The definition of "Borrowing Base Certificate" is amended in its entirety to read as follows:

                      "Borrowing Base  Certificate"  means a certificate in
                  substantially the form of Exhibit A to the Fifth Amendment, certified by the chief financial officer of the Borrower, with respect to the Borrowing Base.

               (d) The definition of "Eligible Account" is amended by adding after "Banks" in the last line of clause "(9)" thereof the following: "or the obligations of the Account Debtor on such Account are fully covered by credit insurance policies issued by insurance companies acceptable to the Required Banks and such policy is in form and substance acceptable to the Required Banks".

               (e) The definition of "Revolving Credit Facility" is amended by deleting "Twenty Million Dollars ($20,000,000)" in the first and second lines thereof and inserting in its place the following: "Eighteen Million Dollars ($18,000,000)".

               (f) The definition of "Revolving Credit Facility (Loans)" is amended in its entirety to read as follows:

                      "Revolving  Credit  Facility  (Loans)" means (1) from
                  March 31, 1997 to and including August 29, 1997, the lesser of
                  (a) the Revolving Credit Facility less the aggregate amount of all outstanding Letter of Credit Obligations or (b) the Borrowing Base less the aggregate amount of all outstanding Letter of Credit Obligations, (2) from August 30, 1997 to and including November 29, 1997, the lesser of (a) the Revolving Credit Facility less the aggregate amount of all outstanding Letter of Credit Obligations or (b) the Borrowing Base less the sum of (i) the aggregate amount of all outstanding Letter of Credit Obligations plus (ii) fifty percent (50%) of the outstanding Term Loan, and (3) from August 30, 1997 at all times thereafter, the lesser of (a) the Revolving Credit Facility less the aggregate amount of all outstanding Letter of Credit Obligations or (b) the Borrowing Base less the sum of (i) the aggregate amount of all outstanding Letter of Credit Obligations plus (ii) one hundred percent (100%) of the outstanding Term Loan.

               (g) Section 2.11. Mandatory Prepayment is amended by deleting the last paragraph therein and inserting in its place the following:

                      "To the extent that the aggregate principal amount of
                  the Revolving Credit Loans exceeds the Revolving Credit Facility (Loans), Borrower shall immediately prepay the Revolving Credit Loans over the then effective Revolving Credit Facility (Loans)."

               (h) Article IX. Affirmative Covenants is amended by adding at the end thereof the following:

                      "Section  9.12.  Payment of Fees.  The Borrower shall
                  pay to the Agent amendment fees in connection with the Fifth Amendment in the amount of (1) Two Hundred Thousand Dollars ($200,000) on September 1, 1997 and (2) Two Hundred Thousand Dollars ($200,000) on March 6, 1998, such fees are for the account of the Banks, and the Agent will deliver to each Bank its Pro Rata Share of such fees."

                  (i) Section 10.04. Investments is amended by deleting clause "(5)" in its entirety and inserting in its place the following:

                  "(5) loans or advances by the Borrower to SRC, provided that the aggregate amount of all such loans or advances made in any Fiscal Year will not exceed Five Hundred Thousand Dollars ($500,000) less the aggregate amount of all cash dividends paid by the Borrower in such Fiscal Year;".

                  (j) Section  11.01.  Minimum  Tangible Net Worth is amended by
(i) deleting each "Period" and its corresponding "Minimum Amount" and inserting in their place the following:

                  "Period                                         Minimum Amount

                  From March 31, 1997 to and
                  including June 29, 1997                             $3,000,000

                  From June 30, 1997 to and
                  including September 29, 1997                        $3,400,000

                  From September 30, 1997 to and
                  including December 30, 1997                         $4,100,000

                  From December 31, 1997 to and
                  including March 30, 1998                            $6,900,000

                  From March 31, 1998 to and
                  including June 29, 1998                             $8,000,000

                  From June 30, 1998 to and
                  including September 30, 1998                        $9,500,000

and (ii) by deleting the second paragraph thereof in its entirety.

                  (k) Section 11.02. Fixed Charge Coverage Ratio is amended in its entirety to read as follows:

                      "Section 11.02. Fixed Charge Coverage Ratio. Borrower
                  will have for each period specified below a ratio of (1) the sum of (a) Earnings Before Interest, Taxes, Depreciation and Amortization for such period minus (b) Capital Expenditures for such period, to (2) the sum of (a) Cash Interest Expense for such period, plus (b) the Current Portion of Long Term Debt as of the last day of such period, plus (c) Dividends Paid during such period, of not less than the ratio specified below for such period:

                    "Period                                                Ratio

         For the four quarters (taken together
         as a whole) ending on March 31, 1997                           .50 to 1

         For the four quarters (taken together
         as a whole) ending on June 30, 1997                            .50 to 1

         For the four quarters (taken together
         as a whole) ending on September 30, 1997                       .75 to 1

         For the  four  quarters  (taken  together
         as a whole)  ending  on each Quarterly  Date
         during the period from and including
         December 31, 1997 to and including
         September 30, 1998                                           1.25 to 1"

                  (l) Section 11.03. Interest Coverage Ratio is amended by (i) deleting each "Period" and its corresponding "Ratio" and inserting in their place the following:

                  "Period                                                 Ratio


         For the four quarters (taken together
         as a whole) ending on March 31, 1997                          1.50 to 1

         For the four quarters (taken together
         as a whole) ending on June 30, 1997                           1.75 to 1

         For the four quarters (taken together
         as a whole) ending on September 30, 1997                      2.25 to 1

         For the four quarters (taken together
         as a whole) ending on December 31, 1997                       3.50 to 1

         For the  four  quarters  (taken  together
         as a whole)  ending  on each Quarterly  Date
         during the period from and including
         March 30, 1998 to and including
         September 30, 1998                                           4.00 to 1"

                   (m) Section 11.04. Cash Flow Coverage Ratio is amended by (i) deleting each "Date" and its corresponding "Ratio" and inserting in their place the following:

                      "Date                                                Ratio

                  March 30, 1997                                       4.50 to 1

                  June 30, 1997                                        3.75 to 1

                  September 30, 1997                                   3.00 to 1

                  Each Quarterly Date between
                  and including December 31, 1997
                  and September 30, 1998                              2.50 to 1"

                  (n) Section 12.01. Events of Default is amended by deleting "or" after clause "(17)" thereof and inserting after "Agreement" at the end of clause "(18)" thereof the following:

"; or (19) the  Borrower  fails to pay  either of the fees set forth in  Section
9.12 hereof."

                  SECTION 2. Waiver. The Borrower has advised each Bank and the Agent that because (1) SRC issued $1,400,000 of notes convertible into common stock of SRC in two separate Regulation S transactions on February 28, 1997 and March 14, 1997 and SRC received $300,000 in February, 1997 with respect to the sale of shares of common stock to Cook Capital Corp. (of which shares equal in value to $71,657.88 will be issued in the future) and failed to make a mandatory prepayment in an amount equal to 80% of the proceeds of such issuances in excess of $1,500,000, (2) the Borrower made repeated advances to TradeWave on and prior to February 27, 1997, (3) the Borrower made advances to SRC in excess of $200,000 for the Fiscal Year ended December 31, 1996, (4) the Borrower had a Tangible Net Worth of (a) $4,112,000 for the period from September 30, 1996 to and including December 30, 1996 and (b) $4,227,000 for the period from December 31, 1996 to and including March 30, 1996, (5) the Borrower had for the four quarters (taken together as a whole) ended on June 30, 1996, September 30, 1996 and on December 31, 1996 a ratio of (a) the sum of (i) Earnings Before Interest, Taxes, Depreciation and Amortization for such period minus (ii) Capital Expenditures for such period, to (b) the sum of (i) Cash Interest Expenses for such period, plus (ii) the Current Portion of Long Term Debt as of September 30, 1996 and December 31, 1996, plus (iii) Dividends Paid during such period, of
3.08 to 1, 3.14 to 1 and 3.57 to 1, respectively, (6) the Borrower had for the four quarters (taken together as a whole) ended on September 30, 1996 and on December 31, 1996, a ratio of (a) Earnings Before Interest, Taxes, Depreciation and Amortization for such periods to (b) the sum of (i) Cash Interest Expenses for such periods plus (ii) Dividends Paid during such periods, of 3.17 to 1 and
2.14 to 1, respectively, (7) the Borrower had for the four quarters (taken together as a whole) ended on June 30, 1996, September 30, 1996 and on December 31, 1996, a ratio of (a) Funded Debt as of such dates, to (b) Earnings Before Interest, Taxes, Depreciation and Amortization for such periods, of 1.04 to 1,
 .93 to 1 and .73 to 1, respectively, (8) several modifications were made to the Basic Order Agreement for Text Terminal Products and Parts dated October 20, 1995, (9) an amendment was made to the Borrower's certificate of incorporation reflecting the Borrower's name change to Boundless Technologies, and (10) TradeWave failed to fulfill its obligations under the Additional Warrant
Agreement, there are Events of Default due to violations of Section 2.11, Mandatory Prepayment, Section 10.04, Investments, Section 10.10, Changes, Amendments or Modifications, Section 11.01, Minimum Tangible Net Worth, Section 11.02, Fixed Charge Coverage Ratio, Section 11.03, Interest Coverage Ratio,
Section 11.04, Cash Flow Leverage Ratio, and clause (18) of Section 12.01, Events of Default, of the Credit Agreement.

               The Borrower has requested that each Bank and the Agent waive such Events of Default. Each Bank and the Agent waives the Borrower's compliance with each of the aforementioned Sections of the Credit Agreement for the periods set forth in the preceding paragraph. None of the Banks nor the Agent waive any future noncompliance by the Borrower with such Sections or any other provision of the Loan Documents.

               SECTION 3. Conditions of Effectiveness. This Fifth Amendment and Waiver shall become effective as of the date of this Fifth Amendment and Waiver when and if the Agent shall have received on or before such date each of the following documents, in form and substance satisfactory to the Agent, each Bank, and their respective counsel, and each of the following conditions has been fulfilled:

               (1) Fifth Amendment and Waiver. This Fifth Amendment and Waiver duly executed by each party hereto;

               (2) Borrowing Base Certificate. A Borrowing Base Certificate substantially in the form of Exhibit A hereto;

               (3) Purchase of Warrants. SRC will pay to the Agent for the benefit of the Banks a fee of Two Hundred Seventy Thousand Eight Hundred
Forty-Eight Dollars ($270,848) in connection with SRC's purchase of the Warrants;

               (4) Amendment Fee. The Borrower shall have paid to the Agent an amendment fee in the amount of One Hundred Thousand Dollars ($100,000) for the account of the Banks, and the Agent will deliver to each Bank its Pro Rata Share of such fee;

                  (5) Evidence of All Corporate Action by Borrower. The Agent shall have received a certificate of the Secretary or Assistant Secretary of Borrower (dated as of the date of this Fifth Amendment and Waiver) attesting to all corporate action taken by Borrower including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Fifth Amendment and Waiver and each other document to be delivered pursuant to or in connection with this Fifth Amendment and Waiver;

                  (6) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Fifth Amendment and Waiver and the transactions contemplated hereby:

                  (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date; and

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (7) Legal Bill. Dewey Ballantine has been paid in full for all legal fees, costs and expenses in connection with the preparation of this Fifth Amendment and Waiver and all past due legal fees, costs and expenses; and

               (8) Other Documents. The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The execution, delivery and effectiveness of this Fifth Amendment and Waiver shall not, except as specifically provided herein, operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 5. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent, Chase, and the Banks on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all reasonable fees and charges of legal counsel for the Agent, Chase and each Bank) incurred by the Agent, Chase or the Banks in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and Waiver and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Fifth Amendment and Waiver and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               SECTION 6. Governing Law. This Fifth Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7. Headings. Section headings in this Fifth Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment and Waiver for any other purpose.

               SECTION 8. Counterparts. This Fifth Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fifth Amendment and Waiver by signing any such counterpart.

               IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment and Waiver to be duly executed as of the day and year first above written.

                                          BOUNDLESS TECHNOLOGIES, INC.
                                          (formerly known as Sunriver Data
                                          Systems, Inc.)


                                           By:  /s/
                                              -----------------------------
                                              Name:   Wayne Schroeder
                                              Title:  V.P. Finance


                                            SUNRIVER ACQUISITION CORPORATION

                                           By:  /s/
                                              ---------------------------
                                              Name:  Wayne Schroeder
                                              Title: V.P. Finance


                                            SUNRIVER CORPORATION
                                            (formerly   known   as  All
                                            Quotes, Inc.)


                                            By:  /s/
                                               --------------------------
                                               Name:   Wayne Schroeder
                                               Title:  V.P. Finance


                                            THE CHASE MANHATTAN BANK
                                            (successor by merger to The
                                            Chase Manhattan Bank, N.A.), as
                                            Bank


                                            By:  /s/
                                               ------------------------
                                               Name:  William A. DeMilt, Jr.
                                               Title: Assistant Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Bank


                                        By: /s/
                                          -----------------------------
                                          Name:   Phillip D. Martin
                                          Title:  Vice President


                                        THE CHASE MANHATTAN BANK
                                        (successor by merger to The
                                        Chase Manhattan Bank, N.A.), as Agent


                                        By:
                                           -------------------------
                                           Name:
                                           Title:


AGREED AND CONSENTED TO:

SUNRIVER GROUP, INC.


By:  -----------------------------
     Name:
     Title:

                SIXTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY
                AND SECOND AMENDMENT TO HYPOTHECATION AGREEMENT

                  SIXTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AND SECOND AMENDMENT TO HYPOTHECATION AGREEMENT dated as of December 22, 1997 ("Amendment Agreement") among Boundless Technologies, Inc. (formerly known as SunRiver Data Systems, Inc.; "Borrower"), SunRiver Acquisition Corporation ("SRAC"), Boundless Corporation (formerly known as SunRiver Corporation; "BC"), Morgan Kent Group, Inc. (formerly known as SunRiver Group, Inc.; "MKG"), The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.; "Chase"), Silicon Valley Bank ("SVB"), each other lender which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                  PRELIMINARY STATEMENT. Reference is made to the Credit Agreement and Guaranty dated as of October 23, 1995 among the Borrower, SRAC, BC, MKG, Chase, The First National Bank of Chicago, SVB and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty, Hypothecation Agreement and Loan Documents dated as of February 2, 1996, as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of May 22, 1996, as further waived by a Waiver dated June, 1996, as further amended and waived by the Third Amendment and Waiver to Credit Agreement and Guaranty dated as of July 9, 1996, as further amended by a Fourth Amendment to Credit Agreement and Guaranty dated as of August 21, 1996, and as further amended by a Fifth Amendment and Waiver to Credit Agreement and Guaranty dated as of March 31, 1997 (as so amended, the "Credit Agreement"). Any term used in this Amendment Agreement and not otherwise defined in this Amendment Agreement shall have the meaning assigned to such term in the Credit Agreement.

                  The parties hereto have agreed to amend certain provisions of each of the Credit Agreement and the Hypothecation Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (1) The following definitions are added in their proper alphabetical order:

                           "Amendment  Agreement"  means the Sixth  Amendment to
                  Credit Agreement and Guaranty and the Second Amendment to Hypothecation Agreement dated as of December 22, 1997 among Borrower, the Guarantors, the Hypothecator, the Banks and the Agent."

                           "Amendment Agreement Date" means December 22,
                  1997.

                  (2) The definition of "Applicable Margin" is amended by adding at the end thereof the following:

                           "In addition,  notwithstanding  the foregoing,  if on
                  and after December 1, 1997, the aggregate amount of Outstanding Credit Facilities is less than eighty percent (80%) of the face amount of Eligible Accounts, then during such period the "Applicable Margin" shall mean: (1) with respect to a Revolving Credit Loan which is a Base Rate Loan, three quarters of one percent (.75%), (2) with respect to a Revolving Credit Loan which is a LIBOR Rate Loan, two percent (2.00%), (3) with respect to a Term Loan which is a Base Rate Loan, three quarters of one percent (.75%), and (4) with respect to a Term Loan which is a LIBOR Rate Loan, two percent (2.00%).

                  (3) The definition of "Revolving Credit Facility" is amended in its entirety to read as follows:

                           "Revolving  Credit  Facility"  means Fifteen  Million
                  Dollars ($15,000,000), less the total of (1) an amount equal to the aggregate of any and all mandatory prepayments of the Revolving Credit Loans made pursuant to any and all of the first four (4) paragraphs of Section 2.11, plus (2) the amount of the Letter of Indemnity Obligations.

                  (4) The definition of "Revolving Credit Facility (Loans)" is amended in its entirety to read as follows:

                           "Revolving  Credit  Facility  (Loans)" means (1) from
                  the Amendment Agreement Date to and including November 29, 1997, the lesser of (a) the Revolving Credit Facility less the aggregate amount of all outstanding Letter of Credit Obligations or (b) the Borrowing Base less the sum of (i) the aggregate amount of all outstanding Letter of Credit Obligations plus

                  (ii) fifty percent (50%) of the outstanding Term Loan, and (2) from November 30, 1997 and at all times thereafter, the lesser of (a) the Revolving Credit Facility less the aggregate amount of all outstanding Letter of Credit Obligations or (b) the Borrowing Base less the sum of (i) the aggregate amount of all outstanding Letter of Credit Obligations plus (ii) one hundred percent (100%) of the outstanding Term Loan.

                  (5) The definition of "Termination Date" is amended by deleting "September 30, 1998" and inserting in its place the following:
"December 31, 1998".

                  (6) Section 2.02, Term Loan, is amended in its entirety to read as follows:

                           "Borrower and each Bank acknowledge that Three
                  Million Two Hundred Fifty Thousand Dollars ($3,250,000) of the Term Loan remains outstanding as of the Amendment Agreement Date. Amounts prepaid on the Term Loan cannot be reborrowed."

                  (7) Section 2.09, Notes, is amended by deleting the second paragraph therein in its entirety and inserting in its place the following:

                           "The Term Loan made by each Bank under this Agreement
                  shall be evidenced by, and repaid with interest in accordance with a single form of promissory note of Borrower in substantially the form of Exhibit B to the Amendment Agreement duly completed and payable to the order of such Bank for the account of its Applicable Lending Office (each a "Term Loan Note"). Each of the Term Loan Notes evidencing the Term Loan shall be dated the Amendment Agreement Date. The Term Loan will be repaid in four (4) consecutive quarterly installments, where the first installment is in an amount equal to Two Hundred Fifty Thousand Dollars ($250,000) and the remaining three (3) installments are each in an amount equal to One Million Dollars ($1,000,000). The first installment is due on March 31, 1998, with subsequent installments on each Quarterly Date thereafter, to and including December 31, 1998; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan and any accrued interest and fees."

               (8) Section 2.11, Mandatory Prepayment, is amended by deleting "One Million Five Hundred Thousand Dollars ($1,500,000)" in the twelfth line of the fourth paragraph thereof and inserting in its place the following: "Five Million Dollars ($5,000,000) on and after the Amendment Agreement Date".

               SECTION 2. Amendment to Hypothecation Agreement. The Hypothecation Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended by deleting Section 15, Termination and Release of Hypothecation Agreement, in its entirety and inserting in its place the following:

                           "Section 15. Termination and Release of Hypothecation
                  Agreement. On the Amendment Agreement Date, the Agent on behalf of the Banks shall release Eight Million (8,000,000) of the Pledged Shares to the Hypothecator. If at any time after December 1, 1997 there are no outstanding Defaults or Events of Default, then the Hypothecator is released from its pledge and hypothecation under this Hypothecation Agreement and this Hypothecation Agreement is terminated."

               SECTION 3. Conditions of Effectiveness. This Amendment Agreement shall become effective as of the date of this Amendment Agreement when and if the Agent shall have received on or before such date each of the following documents, in form and substance satisfactory to the Agent, each Bank, and their respective counsel, and each of the following conditions has been fulfilled:

               (1) Amendment Agreement. This Amendment Agreement duly executed by each party hereto and consented to by MKG;

               (2) Prepayment of Loans. Borrower shall prepay the Loans so that the outstanding principal amount of the Term Loan is equal to Three Million Two Hundred Fifty Thousand Dollars ($3,250,000) and the outstanding principal amount of the Revolving Credit Facility (Loans) is less than or equal to Fifteen Million Dollars ($15,000,000);

               (3) Notes. Borrower shall have duly executed and delivered to each Bank a Revolving Credit Note in the form of Exhibit A hereto and a Term Loan Note in the form of Exhibit B hereto;

               (4) Assignment and Assumption Agreement. An Assignment and Assumption Agreement duly executed by SVB and The First National Bank of Chicago;

               (5) Evidence of All Corporate Action by Borrower. The Agent shall have received a certificate of the Secretary or Assistant Secretary of Borrower

(dated as of the date of this Amendment Agreement) attesting to all corporate action taken by Borrower including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment Agreement and each other document to be delivered pursuant to or in connection with this Amendment Agreement;

               (6) Amendment Fee. The Borrower shall have paid to the Agent an amendment fee in an amount equal to Fifty Thousand Dollars ($50,000) for the account of the Banks, and the Agent will deliver to each Bank its Pro Rata Share of such fee;

               (7) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Amendment Agreement and the transactions contemplated hereby:

                           (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date; and

                           (b) No Default or Event of Default has occurred and is continuing; and

               (8) Legal Bill. Dewey Ballantine has been paid in full for all legal fees, costs and expenses in connection with the preparation of this Amendment Agreement and all past due legal fees, costs and expenses; and

               (9) Other Documents. The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

               SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

               SECTION 5. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent, Chase, and the Banks on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all reasonable fees and charges of legal counsel for the Agent, Chase and each Bank) incurred by the Agent, Chase or the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment Agreement and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               SECTION 6. Governing Law. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purpose.

               SECTION 8. Counterparts. This Amendment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment Agreement by signing any such counterpart.

                           [INTENTIONALLY LEFT BLANK.]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day and year first above written.

                                            BOUNDLESS TECHNOLOGIES, INC.
                                            (formerly known as SunRiver
                                            Data Systems, Inc.)


                                            By  /s/
                                              --------------------------
                                              Name:   Joseph Gardner
                                              Title:  VP Finance and
                                                      Administration


                                            SUNRIVER ACQUISITION CORPORATION


                                            By  /s/
                                              --------------------------
                                              Name:   Joseph Gardner
                                              Title:  VP Finance


                                            BOUNDLESS CORPORATION (formerly
                                            known as SunRiver Corporation)


                                            By   /s/
                                              ------------------------
                                              Name:   Joseph Gardner
                                              Title:  VP Finance and CFO


                                            THE  CHASE  MANHATTAN  BANK
                                            (successor by merger to The
                                             Chase Manhattan Bank,
                                             N.A.), as Bank


                                            By /s/
                                              ----------------------
                                              Name:   William A. DeMilt, Jr.
                                              Title:  Assistant VP

                                              SILICON VALLEY BANK,
                                              as Bank


                                              By /s/
                                                 --------------------------
                                                 Name:   J. Doug Mangum
                                                 Title:  Senior Vice President


                                              THE  CHASE  MANHATTAN  BANK
                                              (successor by merger to The
                                               Chase Manhattan Bank,
                                                N.A.), as Agent


                                              By
                                                 ---------------------------
                                                 Name:
                                                 Title:




AGREED AND CONSENTED TO:

MORGAN KENT GROUP, INC.
(formerly known as
Sunriver Group, Inc.)



By____________________________
  Name:
  Title:

               SEVENTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY

               SEVENTH AMENDMENT TO CREDIT AGREEMENT AND GUARANTY dated as of February 24, 1998 ("Seventh Amendment") among Boundless Technologies, Inc. (formerly known as SunRiver Data Systems, Inc.; "Borrower"), SunRiver Acquisition Corporation ("SRAC"), Boundless Corporation (formerly known as SunRiver Corporation; "BC"), The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.; "Chase"), Silicon Valley Bank ("SVB"), National Bank of Canada ("NBC") each other lender Which may hereafter execute and deliver an instrument of assignment with respect to the Credit Facilities as defined in and under the Credit Agreement referred to below (each a "Bank" and collectively, the "Banks"), and The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

               PRELIMINARY STATEMENT. Reference is made to the Credit Agreement and Guaranty dated as of October 23, 1995 among the Borrower, SRAC, BC, Morgan Kent Group, Inc. (formerly known as SunRiver Group, Inc.; "MKG"), Chase, The First National Bank of Chicago, SVB and the Agent, as amended by the First Amendment to Credit Agreement and Guaranty, Hypothecation Agreement and Loan Documents dated as of February 2, 1996, as further amended by the Second Amendment to Credit Agreement and Guaranty dated as of May 22, 1996, as further waived by a Waiver dated June, 1996, as further amended and waived by the Third Amendment and Waiver to Credit Agreement and Guaranty dated as of July 9, 1996, as further amended by a Fourth Amendment to Credit Agreement and Guaranty dated as of August 21, 1996, as further amended by a Fifth Amendment and Waiver to Credit Agreement and Guaranty dated as of March 31, 1997, and as further amended by a Sixth Amendment and Waiver to Credit Agreement and Guaranty and Second Amendment to Hypothecation Agreement dated as of December 22, 1997 (as so amended, the "Credit Agreement"). Any term used in this Seventh Amendment and not otherwise defined in this Seventh Amendment shall have the meaning assigned to such term in the Credit Agreement.

               The parties hereto have agreed to amend certain provisions of each of the Credit Agreement and the Hypothecation Agreement as hereinafter set forth.

               SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (1) Section 10.09, Dividends, is amended by adding after "Year" in the last line thereof the following:

                  "and (2) the Borrower can declare and pay cash dividends in connection with the repurchase of fractional shares with respect to the Borrower's March 1998 one-for-ten reverse stock split of its common shares, provided that the aggregate amount of all such dividends declared and paid in connection with such stock split shall not exceed Two Hundred Fifty Thousand Dollars ($250,000).

                  (2) Section 10.10, Changes, Amendments or Modifications, is amended by inserting after "Agreements" in the last line thereof the following:

                  "; provided that the Borrower can amend its certificate of incorporation to permit the Borrower's March 1998 one-for-ten reverse stock split of its common shares."

               SECTION 2. Conditions of Effectiveness. This Seventh Amendment shall become effective as of the date of this Seventh Amendment when and if the Agent shall have received on or before such date each of the following documents, in form and substance satisfactory to the Agent, each Bank, and their respective counsel, and each of the following conditions has been fulfilled:

               (1) Seventh Amendment. This Seventh Amendment duly executed by each party hereto;

                  (2) Officer's Certificate. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Seventh Amendment and the transactions contemplated hereby:

                  (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date; and

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (3) Other Documents. The Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.

               SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The execution, delivery and effectiveness of this Seventh Amendment shall not operate as a waiver of any right, power or remedy of the Banks or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 4. Costs, Expenses and Taxes. The Borrower agrees to reimburse the Agent, Chase, and the Banks on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all reasonable fees and charges of legal counsel for the Agent, Chase and each Bank) incurred by the Agent, Chase or the Banks in connection with the preparation, reproduction, execLution and delivery of this Seventh Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Seventh Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Banks and the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               SECTION 5. Governing Law. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 6. Headings. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

               SECTION 7. Counterparts. This Seventh Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Seventh Amendment by signing any such counterpart.

                           [INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.


                                           BOUNDLESS TECHNOLOGIES, INC.
                                           (formerly known as SunRiver
                                            Data Systems, Inc.)


                                           By /s/
                                             -------------------------------
                                             Name:   Joseph Gardner
                                             Title:  VP Finance and
                                                     Administration


                                            SUNRIVER ACQUISITION CORPORATION


                                            By
                                              ------------------------------
                                              Name:  Joseph Gardner
                                              Title: CFO


                                             BOUNDLESS CORPORATION (formerly
                                             known as SunRiver Corporation)


                                             By /s/
                                               ----------------------------
                                               Name:  Joseph Gardner
                                               Title: CFO


                                             THE  CHASE  MANHATTAN  BANK
                                             (successor by merger to The
                                              Chase Manhattan Bank,
                                              N.A.), as Bank


                                              By
                                                 -------------------------
                                                 Name:
                                                 Title:

                                                SILICON VALLEY BANK, as Bank


                                               By
                                                  --------------------------
                                                  Name:
                                                  Title:


                                               NATIONAL BANK OF CANADA, as Bank


                                               By
                                                  -------------------------
                                                  Name:
                                                  Title:


                                              By
                                                 --------------------------
                                                 Name:
                                                 Title:


                                               THE  CHASE  MANHATTAN  BANK
                                               (successor by merger to The
                                                Chase Manhattan Bank,
                                                N.A.), as Agent


                                               By
                                                 --------------------------
                                               Name:
                                               Title: